UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2010

TRI-COUNTY FINANCIAL CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Maryland	0-18279	52-1652138
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

3035 Leondardtown Road, Waldorf, Maryland 20601
(Address Of Principal Executive Offices) (Zip Code)

(301) 645-5601
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-(c))

Item 2.02                      Results of Operations and Financial Condition.

On May 21, 2010, Tri-County Financial Corporation (the “Company”), the holding company for Community Bank of Tri-County, disseminated a letter to shareholders that reported the Company’s results of operations and financial condition for the three months ended March 31, 2010.  A copy of the letter to shareholders is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description

99.1	Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri-County Financial Corporation

Date: May 21, 2010	By:	/s/ William J. Pasenelli
William J. Pasenelli
Executive Vice President and Chief Financial Officer